UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021 (August 25, 2021)

THE PARKING REIT, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55760	47-3945882
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 E. 5th Street, Suite 2110, Cincinnati, OH		45202
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:(513) 834-5110

(Former Name or Former Address, if Changed Since Last Report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [ ]

Explanatory Note

This Form 8-K/A amends and supplements the Current Report on Form 8-K filed by The Parking REIT, Inc. (the “Company”) on August 31, 2021 (the “Original Filing”) reporting the acquisition of the Acquired Properties (as defined in the Original Filing) to provide the required financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Filing.

Item 9.01. Financial Statements and Exhibits.

The following financial statements are being filed in connection with the acquisition of certain property as required by Sections 210.3-14 and 210.11-01 of Regulation S-X.

(a)	Financial Statements of Properties Acquired
Report of Independent Registered Public Accounting Firm
Historical Summary of the Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020
Notes to the Historical Summary of the Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020

(b)	Unaudited Pro Forma Financial Information
Pro Forma Condensed Combined Balance Sheet (unaudited) June 30, 2021
Pro Forma Condensed Combined Statement of Operations (unaudited) for the Six Months Ended June 30, 2021
Pro Forma Condensed Combined Statement of Operations (unaudited) for the Twelve Months ended December 31, 2020

(c)	Shell Company Transactions
None

(d)	Exhibits

Exhibit No.	Document
99.1	Unaudited Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2021 and for the Year Ended December 31, 2020
99.2

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2021, the Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months Ended June 30, 2021 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the Twelve Months Ended December 31, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 8, 2021

The Parking REIT, INC.

By:     /S/ J. Kevin Bland

        J. Kevin Bland

        Chief Financial Officer